De Joya Griffith & Company, LLC
CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS

May 6, 2009

Securities and Exchange Commission
100 F. Street, N.E.
Washington, DC 20549

RE: Viropro, Inc

We have read the statements that we understand Viropro, Inc will include under Item 4.02 of the Form 8-K report it will file regarding the non-reliance of the February 28, 2009 financial statements. We agree with such statements made regarding our firm.

Very truly yours,

De Joya Griffith & Company, LLC

/s/ De Joya Griffith & Company, LLC
Certified Public Accountants

2580 Anthem Village Dr., Henderson, NV 89052
Telephone (702) 563-1600 • Facsimile (702) 920-8049